UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 7, 2006
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)		89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(b): Failure to Satisfy a Continued Listing Rule or Standard
     MGM MIRAGE, a Delaware corporation (the “Company”), filed as exhibits to its Annual Report on Form 10-K for fiscal year ended December 31, 2005, the certification of the Company’s chief executive officer and chief financial officer required to be filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“Certifications”). However, in the Company’s Annual Report to its stockholders provided in connection with the Company’s 2006 Annual Meeting (“Annual Report to Stockholders”), the Company inadvertently did not include the disclosure required pursuant to Section 303A.12 of the NYSE Listed Company Manual confirming that the Company had filed such Certifications (“Filing Confirmation Disclosure”). On June 7, 2006, the Company notified the New York Stock Exchange that the Company did not include the Filing Confirmation Disclosure in its Annual Report to Stockholders. Following the Company’s acknowledgment that Section 303A.12 of the NYSE Listed Company Manual requires the Company to include the Filing Confirmation Disclosure in its future Annual Reports to its stockholders, the New York Stock Exchange confirmed that the Company may file without qualification its 2006 Annual Written Affirmation with the New York Stock Exchange.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: June 12, 2006	By:	/s/ Bryan L. Wright
Bryan L. Wright,
Senior Vice President, Assistant General Counsel and Assistant Secretary